UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-4271

                   DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
                (Exact name of Registrant as specified in charter)

                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     (212) 922-6000


Date of fiscal year end:        May 31


Date of reporting period:       May 31, 2003

                                  FORM N-CSR


ITEM 1. REPORTS TO STOCKHOLDERS.

      Dreyfus
      Massachusetts Tax
      Exempt Bond Fund

      ANNUAL REPORT May 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Important Tax Information

                            21   Proxy Results

                            22   Board Members Information

                            24   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Massachusetts
                                                           Tax Exempt Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Massachusetts Tax Exempt Bond Fund covers the 12-month period from June 1, 2002, through May 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, James Welch.

We have recently seen some signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq wound down quickly, without disrupting oil supplies or major incidents of terrorism. Many stock market indices have posted encouraging gains since the start of 2003, although it is uncertain whether such gains will continue. At the same time, an estimated $350 billion in federal tax cuts were signed into law on May 28, and the evidence to date suggests that any adverse impact on municipal bond yields should be minimal. Indeed, rising state and local taxes may make municipal bonds more valuable for investors seeking tax-exempt income.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs, and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We believe that municipal bonds may benefit as state and local tax rates rise, making tax-exempt yields more attractive compared to taxable yields for many investors. At the same time, because of ongoing fiscal pressures affecting many states and municipalities, diversification remains important. As for stocks, we currently believe that selectivity among individual companies can be a key factor in the equity markets. However, no one can say for certain what direction the markets will take over time. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 16, 2003




DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager

How did Dreyfus Massachusetts Tax Exempt Bond Fund perform relative to its benchmark?

For the 12-month period ended May 31, 2003, the fund achieved a total return of 10.59% .(1) The Lehman Brothers Municipal Bond Index (the "Index"), the fund's benchmark, achieved a total return of 10.36% for the same period.(2) In addition, the fund is reported in the Lipper Massachusetts Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this Lipper category was 9.69% .(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

The fund and market' s performance during the reporting period was primarily influenced by declining interest rates and heightened investor demand for relatively stable fixed-income securities. The fund produced a higher return than its benchmark and Lipper category average, which we attribute to our conservative investment posture during the reporting period, including a focus on high-quality securities and relatively light positions in bonds issued on behalf of corporations.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal and Massachusetts state income tax as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes. The fund will invest at least 80% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the fund's portfolio normally exceeds ten years, but the fund's average portfolio maturity is not restricted.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-rate environment and the municipal bond' s potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund' s assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation either to discount bonds or to premium bonds will change along with the portfolio manager' s changing views of the current interest-rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

The reporting period was characterized by ongoing economic weakness, which was aggravated by heightened international tensions culminating in the war in Iraq. To stimulate renewed growth, the Federal Reserve Board reduced key short-term interest rates by 50 basis points in November 2002. Most municipal bond yields declined along with interest rates, producing price appreciation that contributed positively to the fund' s total return. Lower yields and higher prices were also supported by high levels of investor demand for relatively stable investment alternatives.

In the weak economy, revenues from personal income taxes, capital gains taxes and sales taxes fell short of most states' and municipalities' projections, creating budget deficits. In our view, fiscal pressures in Massachusetts are now more severe than at any time since World War II. The state faces an estimated $3 billion gap for fiscal year 2004. The new Republican administration, led by Governor Romney, has proposed to balance the budget primarily through spending reductions, including consolidating state agencies and providing less state aid to localities.

In this challenging fiscal environment, we have adopted what we consider to be a more conservative investment posture. We have attempted to upgrade the fund's overall credit quality, increasing the percentage of holdings rated triple-A
during    the    reporting    period.    The    fund

ended the reporting period with an average credit quality in the double-A range. For the most part, we have avoided the state's general obligation bonds in favor of securities issued by local governments that we considered more fiscally sound. Among the fund's holdings of state debt, most are insured or backed by bank letters of credit.(4)

In addition, the fund's performance benefited during the reporting period when some of its holdings were "pre-refunded" by their issuers, a process in which new bonds are issued at lower rates, and all or part of the proceeds are set aside to retire existing bonds on their earliest possible call dates.

Finally, the fund' s performance relative to its Lipper category average benefited from having comparatively fewer investments in certain sectors. Because the fund maintained relatively few positions in lower-rated bonds backed by corporations, such as tobacco companies, it was not significantly hurt by weakness among corporate-backed bonds.

What is the fund's current strategy?

We have continued to maintain what we believe to be a relatively defensive posture, including maintaining the fund's weighted average maturity and average duration in a range we consider neutral relative to the fund's benchmark. We have focused primarily on bonds in the 20-year maturity range, where we currently believe values are most attractive. In our view, these are prudent strategies in today's challenging economic environment.

June 16, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

FUND PERFORMANCE


                                Lehman
                 Dreyfus       Brothers
              Massachusetts    Municipal
   PERIOD      Tax Exempt        Bond
               Bond Fund        Index *

  5/31/93        10,000         10,000
  5/31/94        10,207         10,247
  5/31/95        10,961         11,181
  5/31/96        11,295         11,691
  5/31/97        12,240         12,660
  5/31/98        13,406         13,847
  5/31/99        13,925         14,494
  5/31/00        13,569         14,369
  5/31/01        15,003         16,113
  5/31/02        15,994         17,161
  5/31/03        17,689         18,941



Comparison of change in value of $10,000 investment in Dreyfus Massachusetts Tax Exempt Bond Fund and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 5/31/03

                               1 Year             5 Years          10 Years
-------------------------------------------------------------------------------

FUND                           10.59%              5.70%             5.87%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND ON 5/31/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN MASSACHUSETTS MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH ABOVE TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN MASSACHUSETTS MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT




STATEMENT OF INVESTMENTS

May 31, 2003

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--101.1%                                                       Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--95.2%

Bellingham, GO:

   5%, 3/1/2017 (Insured; AMBAC)                                                              1,945,000                2,155,663

   5%, 3/1/2018 (Insured; AMBAC)                                                              2,040,000                2,247,795

   5%, 3/1/2019 (Insured; AMBAC)                                                              2,140,000                2,342,765

   5%, 3/1/2020 (Insured; AMBAC)                                                              2,245,000                2,441,864

Boston, GO:

   5%, 2/1/2019 (Insured; MBIA)                                                               1,250,000                1,377,288

   5.75%, 2/1/2020 (Prerefunded 2/1/2010)                                                     3,945,000  (a)           4,710,606

Boston--Mount Pleasant Housing Development

  Corp., MFHR 6.75%, 8/1/2023

   (Insured; FHA)                                                                             1,490,000                1,545,130

Brookline 5.25%, 4/1/2020                                                                     3,860,000                4,320,537

Holliston 5.25%, 4/1/2020 (Insured; MBIA)                                                     1,655,000                1,856,728

Hopkinton:

   5%, 9/1/2017                                                                               1,735,000                1,919,274

   5%, 9/1/2018                                                                               1,735,000                1,906,227

   5%, 9/1/2019                                                                               1,735,000                1,893,284

   5%, 9/1/2020                                                                               1,735,000                1,880,445

Massachusetts, GO, Consolidated Loan:

  5.50%, 3/1/2016 (Insured; FSA)

      (Prerefunded 3/1/2012)                                                                  2,000,000  (a)           2,381,440

   5.375%, 1/1/2017 (Insured; MBIA)                                                           3,500,000                4,013,520

   5.25%, 1/1/2019 (Insured; FSA)                                                             1,000,000                1,117,680

   5.375%, 8/1/2021 (Insured; MBIA)                                                           1,000,000                1,113,960

Massachusetts Bay Transportation Authority:

  General Transportation System

      6.20%, 3/1/2016                                                                         2,055,000                2,582,498

   Revenue 5.25%, 7/1/2030                                                                    6,250,000                6,711,375

Massachusetts College Building Authority,

  Project Revenue:

      5.25%, 5/1/2020                                                                         2,815,000                3,116,487

      Zero Coupon, 5/1/2026 (Insured; MBIA)                                                   5,385,000                1,852,655

Massachusetts Development Finance Agency, Revenue:

  (Assumption College) 6%, 3/1/2030

      (Insured; AGIC)                                                                         1,905,000                2,186,578

   (College of Pharmacy) 6.75%, 7/1/2030                                                      2,000,000                2,208,680

   (Mount Holyoke College) 5.25%, 7/1/2031                                                    5,000,000                5,344,250

   (Neville Communities Home) 6%, 6/20/2044                                                   1,500,000                1,685,025

   Resource Recovery (Ogden Haverhill Project)

      5.50%, 12/1/2019                                                                        1,200,000                1,116,312

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Health and Educational Facilities

  Authority, Revenue:

    (Baystate Medical Center)

         6%, 7/1/2015 (Insured; FGIC)                                                         1,140,000                1,166,710

      (Daughters of Charity)

         6.10%, 7/1/2014 (Prerefunded 7/1/2006)                                               1,100,000  (a)           1,177,121

      (Harvard University Issue):

         5%, 7/15/2022                                                                        1,500,000                1,623,810

         6%, 7/1/2035 (Prerefunded 7/1/2010)                                                  2,500,000  (a)           3,075,825

      (Healthcare System--Covenant Health)

         6%, 7/1/2022                                                                         3,100,000                3,340,033

      (Massachusetts General Hospital):

         6%, 7/1/2015 (Insured; AMBAC)                                                        2,000,000                2,046,860

         6.25%, 7/1/2020 (Insured; AMBAC)

            (Prerefunded 7/1/2003)                                                            3,500,000  (a)           3,585,610

      (Massachusetts Institute of Technology Issue)

         5.50%, 7/1/2022                                                                      3,000,000                3,589,890

      (Medical Academic and Scientific)

         6.625%, 1/1/2015                                                                     2,500,000                2,615,125

      (Mount Auburn Hospital)

         6.30%, 8/15/2024 (Insured; MBIA)                                                     5,000,000                5,349,100

      (Newton--Wellesley Hospital)

         5.875%, 7/1/2015 (Insured; MBIA)                                                     2,000,000                2,184,640

      (Partners Healthcare System)

         6%, 7/1/2017                                                                         1,145,000                1,307,166

      (Simmons College) 5%, 10/1/2027                                                         1,250,000                1,322,975

      (Tufts University Issue) 5.50%, 8/15/2017                                               1,500,000                1,813,800

      (Williams College Issue) 5%, 7/1/2028                                                   1,000,000                1,059,950

Massachusetts Housing Finance Agency, Revenue:

  Housing Projects:

      6.30%, 10/1/2013 (Insured; AMBAC)                                                          45,000                   45,971

      6.375%, 4/1/2021                                                                           90,000                   91,900

   Rental Housing:

      6.65%, 7/1/2019 (Insured; AMBAC)                                                        2,215,000                2,302,448

      6.50%, 7/1/2025 (Insured; AMBAC)                                                        1,500,000                1,573,470

      6.45%, 1/1/2036 (Insured; AMBAC)                                                        2,135,000                2,237,437

      6%, 7/1/2037 (Insured; AMBAC)                                                           3,900,000                4,073,589

   Single-Family Housing 6.35%, 6/1/2017                                                      1,565,000                1,662,625

Massachusetts Industrial Finance Agency, Revenue:

  Electrical Utility (Nantucket Electric Co.)

      8.50%, 3/1/2016                                                                         2,490,000                2,509,970

   (Ogden Haverhill Project) 5.60%, 12/1/2019                                                 1,000,000                  932,690

   (Phillips Academy Issue) 5.375%, 9/1/2023

      (Prerefunded 9/1/2008)                                                                  1,500,000  (a)           1,771,425


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Port Authority, Revenue:

   5%, 7/1/2024 (Insured; MBIA)                                                               2,000,000                2,134,620

   Special Facilities (US Air Project)

      5.75%, 9/1/2016 (Insured; MBIA)                                                         4,500,000                4,753,125

Massachusetts Turnpike Authority, Metropolitan

  Highway System, Revenue

   5%, 1/1/2039 (Insured; AMBAC)                                                              5,000,000                5,153,850

Massachusetts Water Pollution Abatement Trust

  (Pool Loan Program):

      5.625%, 2/1/2017 (Prerefunded 2/1/2007)                                                 4,870,000  (a)           5,586,815

      5.625%, 2/1/2017 (Insured; MBIA)                                                          130,000                  145,779

Massachusetts Water Resources Authority,

  General Revenue

   5.20%, 8/1/2022 (Insured; MBIA)                                                            1,000,000                1,083,990

Medford, GO 5%, 3/15/2019 (Insured; AMBAC)                                                    1,155,000                1,264,864

Northampton (School Project Loan Act of 1948)

   5.75%, 5/15/2016 (Insured; MBIA)                                                           1,520,000                1,714,423

Pittsfield 5.125%, 4/15/2022 (Insured; MBIA)                                                  1,500,000                1,633,980

Shrewsbury, Municipal Purpose Loan

   5%, 8/15/2016                                                                              1,000,000                1,117,860

Triton Regional School District:

   5.25%, 4/1/2019 (Insured; FGIC)                                                            1,420,000                1,585,799

   5.25%, 4/1/2020 (Insured; FGIC)                                                            1,420,000                1,577,577

Worcester, GO 5.50%, 10/1/2012

   (Insured; FGIC)                                                                            1,635,000                1,922,564

U.S. RELATED-5.9%

Commonwealth of Puerto Rico, Public Improvement

   5.50%, 7/1/2021 (Insured; MBIA)                                                            2,250,000                2,699,258

Puerto Rico Infrastructure Financing Authority,

   Special Obligation 5.50%, 10/1/2032                                                        2,000,000                2,266,260

Puerto Rico Public Finance Corp. (Commonwealth
   Appropriation) 6%, 8/1/2026 (Insured; FSA)                                                 3,500,000                4,224,675
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $144,517,535)                                                            101.1%              157,353,645

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.1%)              (1,700,111)

NET ASSETS                                                                                       100.0%              155,653,534


                                                                      The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AGIC                      Asset Guaranty Insurance
                             Company

AMBAC                     American Municipal Bond
                             Assurance Corporation

FGIC                      Financial Guaranty Insurance
                             Company

FHA                       Federal Housing Administration

FSA                       Financial Security Assurance

GO                        General Obligation

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              70.5

AA                               Aa                              AA                                               18.7

A                                A                               A                                                 3.8

BBB                              Baa                             BBB                                               5.4

Not Rated (b)                    Not Rated (b)                   Not Rated (b)                                     1.6

                                                                                                                 100.0

(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B) SECURITES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S, HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

May 31, 2003

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           144,517,535   157,353,645

Interest receivable                                                   2,633,097

Receivable for investment securities sold                             2,460,139

Receivable for shares of Beneficial Interest subscribed                     791

Prepaid expenses                                                         16,962

                                                                    162,464,634
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            88,637

Cash overdraft due to Custodian                                       3,415,120

Payable for shares of Beneficial Interest redeemed                    3,250,408

Accrued expenses                                                         56,935

                                                                      6,811,100
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      155,653,534
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     141,871,691

Accumulated undistributed investment income--net                         18,394

Accumulated net realized gain (loss) on investments                     927,339

Accumulated net unrealized appreciation
  (depreciation) on investments                                      12,836,110
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      155,653,534
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.01 par value shares of Beneficial Interest authorized)
                                                                      8,909,120

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   17.47

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended May 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      7,955,930

EXPENSES:

Management fee--Note 3(a)                                              915,249

Shareholder servicing costs--Note 3(b)                                 176,048

Professional fees                                                       52,921

Prospectus and shareholders' reports                                    27,266

Trustees' fees and expenses--Note 3(c)                                  22,543

Custodian fees                                                          18,851

Registration fees                                                       15,619

Loan commitment fees--Note 2                                             2,176

Miscellaneous                                                           13,682

TOTAL EXPENSES                                                       1,244,355

INVESTMENT INCOME--NET                                               6,711,575
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              1,952,381

Net unrealized appreciation (depreciation) on investments            6,825,443

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               8,777,824

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                15,489,399

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended May 31,
                                             -----------------------------------
                                                     2003               2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,711,575            6,811,349

Net realized gain (loss) on investments         1,952,381              698,291

Net unrealized appreciation
   (depreciation) on investments                6,825,443            1,834,724

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   15,489,399            9,344,364
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (6,671,869)           (6,811,232)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  42,209,048           16,465,803

Dividends reinvested                            4,922,857            5,023,653

Cost of shares redeemed                       (49,594,460)         (18,114,228)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (2,462,555)           3,375,228

TOTAL INCREASE (DECREASE) IN NET ASSETS         6,354,975            5,908,360
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           149,298,559          143,390,199

END OF PERIOD                                 155,653,534          149,298,559

Undistributed investment income--net               18,394                 --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,480,630           1,000,066

Shares issued for dividends reinvested            290,384             304,435

Shares redeemed                                (2,913,024)         (1,098,721)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (142,010)            205,780

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended May 31,
                                                                 -------------------------------------------------------------------

                                                                 2003           2002(a)        2001         2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            16.50          16.21          15.42        16.73         17.01

Investment Operations:

Investment income--net                                            .74(b)         .76(b)         .82          .83           .82

Net realized and unrealized
   gain (loss) on investments                                     .97            .29            .79        (1.27)         (.17)

Total from Investment Operations                                 1.71           1.05           1.61         (.44)          .65

Distributions:

Dividends from investment income--net                            (.74)          (.76)          (.82)        (.83)         (.82)

Dividends from net realized
   gain on investments                                             --             --            --          (.04)         (.11)

Total Distributions                                              (.74)          (.76)          (.82)        (.87)         (.93)

Net asset value, end of period                                  17.47          16.50          16.21        15.42         16.73
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                10.59           6.61          10.58        (2.56)         3.87
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .82            .80            .81          .85           .82

Ratio of net investment income
   to average net assets                                         4.40           4.64           5.06         5.22          4.82

Portfolio Turnover Rate                                         65.93          47.76          33.52        19.45         19.47
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         155,654        149,299        143,390      137,587       160,582

(A)  AS REQUIRED, EFFECTIVE JUNE 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
AMORTIZING DISCOUNT OR PERMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A
DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MAY 31, 2002 WAS TO
INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND
UNREALIZED GAIN (LOSS) ON INVESTMENTS BY LESS THAN $.01 AND INCREASE THE RATIO
OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY LESS THAN .01%. PER SHARE DATA
AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN
RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Massachusetts Tax Exempt Bond Fund ("the fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a
sales    charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest The Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $4,222 during the period ended May 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At May 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $325,953, undistributed capital gains $601,654 and unrealized appreciation $12,841,022.


The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2003 and May 31, 2002, were as follows: tax exempt income $6,671,869 and $6,811,232, respectively.

During the period ended May 31, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $21,312, increased accumulated net realized gain (loss) on investments by $25,376 and decreased paid-in capital by $4,064. Net assets were not affected by this reclassification

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other informa
The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

tion, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2003, the fund was charged $88,109 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2003, the fund was charged $53,609 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended May 31, 2003, redemption fees charged and retained by the fund amounted to $18,520.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2003, amounted to $108,920,242 and $99,326,229, respectively.

At May 31, 2003, the cost of investments for federal income tax purposes was $144,512,622; accordingly, accumulated net unrealized appreciation on investments was $12,841,022, consisting of $12,908,601 gross unrealized appreciation and $67,579 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Massachusetts Tax Exempt Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Massachusetts Tax Exempt Bond Fund, including the statement of investments, as of May 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Massachusetts Tax Exempt Bond Fund at May 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


                                                        Ernst & Young LLP.


New York, New York

July 3, 2003

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended May 31, 2003 as "exempt-interest dividends" (not subject to regular federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.


PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:

                                                                                             Shares
                                                   ---------------------------------------------------------------------------------
                                                                 For                        Against                    Abstained
                                                   ---------------------------------------------------------------------------------

To amend the fund's
Charter to permit the
issuance of additional
classes of shares                                           5,100,267                       893,509                      260,415

                                                                     The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

*  The  Newark  Group,  a  provider  of  a  national  market  of  paper recovery
facilities,   paperboard   mills  and  paperboard  converting  plants,  Directo

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

DAVID W. BURKE (67)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

SAMUEL CHASE (71)

BOARD MEMBER (1985)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

GORDON J. DAVIS (61)

BOARD MEMBER (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae LLP

* Presidient, Lincoln Center for the Performing Arts, Inc. (2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Consolidated Edison, Inc., a utility company, Director

* Phoenix Companies, Inc., a life insurance company, Director

* Board Member/Trustee for several not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26


JONI EVANS (61)

BOARD MEMBER (1985)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of the William Morris Agency

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ARNOLD S. HIATT (76)

BOARD MEMBER (1985)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of The Stride Rite Charitable Foundation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Isabella Stewart Gardner Museum, Trustee

* John Merck Fund, a charitable trust, Trustee

* Business for Social Responsibility, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

BURTON N. WALLACK (52)

BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and co-owner of Wallack Management Company, a real estate management company

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 206 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 37 investment companies (comprised of 46 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 206 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 206 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.


GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 206 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

                      For More Information

                        Dreyfus Massachusetts Tax Exempt Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  267AR0503


ITEM 2. CODE OF ETHICS.

                Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

(a)   Not applicable.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      President

Date:  July 30, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  July 30, 2003

By:   /S/ JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  July 30, 2003


                                EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.